Exhibit 99.2

Fourth Quarter and Full Year 2015 Financial Review and Analysis (preliminary, unaudited) Supplemental Presentation Materials Unless otherwise indicated, the discussion of the company’s results is focused on its continuing operations, and comparisons are to the same period in the prior year. February 3, 2016

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; worldwide and local economic conditions; fluctuations in currency exchange rates and other risks associated with foreign operations, including in emerging markets; the financial condition and inventory strategies of customers; changes in customer preferences; fluctuations in cost and availability of raw materials; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; the impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; integration of acquisitions and completion of potential dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; fluctuations in pension, insurance, and employee benefit costs; the impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; protection and infringement of intellectual property; changes in political conditions; the impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) the impacts of economic conditions on underlying demand for our products and foreign currency fluctuations; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume. For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our 2014 Form 10-K, filed on February 25, 2015 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-2 through A-5 to news release dated February 3, 2016). Our non-GAAP financial measures exclude the impact of certain events, activities, or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, both positive and negative, of certain items (e.g., restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, losses from curtailment and settlement of pension obligations, gains or losses on sales of certain assets, and other items), we believe that we are providing meaningful supplemental information to facilitate an understanding of our core operating results and liquidity measures. These non-GAAP financial measures are used internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for a single period. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use the following non-GAAP financial measures in this presentation: Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures, and, where applicable, the extra week in the prior fiscal year. Adjusted operating margin refers to income from continuing operations before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. Adjusted income from continuing operations refers to reported income from continuing operations adjusted for tax-effected restructuring costs and other items. Adjusted EPS refers to reported income from continuing operations per common share, assuming dilution, adjusted for tax-effected restructuring costs and other items. Free cash flow refers to cash flow from operations, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from sales (purchases) of investments. Free cash flow excludes uses of cash that do not directly or immediately support the underlying business, such as discretionary debt reductions, dividends, share repurchases, and certain effects of acquisitions and divestitures (e.g., cash flow from discontinued operations, taxes, and transaction costs). Adjusted EBITDA refers to earnings before interest expense, taxes, depreciation, and amortization, excluding restructuring costs and other items. Net debt to adjusted EBITDA refers to total debt less cash and cash equivalents, divided by adjusted EBITDA. Return on total capital refers to adjusted income from continuing operations excluding the expense and tax benefit of debt financing divided by the average of beginning and ending invested capital. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Full Year Overview Met or exceeded our 2015 targets; on track to achieve long-term goals through 2018 Achieved double-digit growth in adjusted EPS for the year, above the high end of original guidance range, reflecting 4.6% organic sales growth and 120 basis points expansion in operating margin Pressure-sensitive Materials delivered fourth consecutive year of strong organic sales growth (~5%), with significant improvement in profitability Retail Branding and Information Solutions implemented strategy to accelerate growth through new business model; made solid progress towards 2018 financial goals during 2H-15 Continued our disciplined execution of capital allocation strategy Free cash flow of $329 mil. Return on total capital of 17% Repurchased 3.9 mil. shares for $232 mil. and paid $133 mil. in dividends

Full Year Segment Sales and Margin Analysis FY15 Reported Organic Sales Growth: Pressure-sensitive Materials (6)% 5% Retail Branding and Information Solutions (4)% 3% Vancive Medical Technologies (10)% (1)% Total Company (6)% 5% Adjusted As Reported* (Non-GAAP) FY15 FY14 FY15 FY14 Operating Margin: Pressure-sensitive Materials 11.4% 9.3% 11.7% 10.2% Retail Branding and Information Solutions 4.6% 5.5% 7.6% 6.9% Vancive Medical Technologies (6.2)% (14.5)% (1.2)% (9.3)% Total Company 7.9% 6.7% 9.0% 7.8% * Certain prior period amounts have been revised to reflect the impact of adjustments made in the third quarter 2015 to certain of the Company’s benefit plan balances and to correct the timing of previously recorded out-of-period adjustments.

Substantially met or exceeded four-year targets through 2015 3% – 5% Organic Sales Growth 10% – 15% Adjusted(2) Net Income Growth $300 mil.+ Annual Free Cash Flow 15% – 20%+ Adjusted(2) EPS Growth 1.7x to 2.0x Net Debt to Adjusted(2) EBITDA 2012 – 2015 Targets(1) 4% 16% $287 mil. 20% 1.3x 2012 – 2015 RESULTS(1) FROM CONTINUING OPERATIONS All percentages reflect four-year compound annual growth rates, with 2011 as the base period Excluding restructuring charges and other items

Targeting continued strong progress through 2018 4% – 5% CAGR(1) Organic Sales Growth 9%–10% in 2018 Operating Margin 16%+ in 2018 (up 4+ pts vs 2013) Return on Total Capital (ROTC)(2) 12% – 15%+ CAGR(1) Adjusted(2) EPS Growth 1.7x to 2.0x Net Debt to Adjusted(2) EBITDA 2014 – 2018 Targets 4% 2 Yr CAGR 7.9% in 2015 Adj(2): 9.0% in 2015 17% in 2015 13% 2 Yr CAGR 1.3x in 2015 2014 – 2015 RESULTs Reflects five-year compound annual growth rates, with 2013 as the base period Excluding restructuring charges and other items

PSM on track to achieve long-term targets. Strategy change in RBIS positions business to meet 2018 goals Excluding restructuring costs and other items Represents 2-year CAGR for organic sales, with 2008 as base period, and 2-year average for adjusted operating margin. Financials were not restated to reflect the realignment of reportable segments and corporate expense undertaken in the fourth quarter of 2012. Reflects management's estimate of impact to reported results from the realignment. Organic Sales Growth Adj.(1) Operating Margin Long-term Target (2014 – 2018) (2) 2.0% 3.1% 4.1% 4.7% 4% - 5% (CAGR) 4.7% 5.4% ~8.5% 8.7% 9.2% 10.2% 10.2% 11.7% 2009 - 2010 2011 2012 2013 2014 2015 PSM 10% - 11% 0.1% - 2.7% 3.1% 4.9% 4% - 5% (CAGR) - 1.6% 2.7% ~1.0% 4.0% 5.1% 6.3% 6.9% 7.6% 2009 - 2010 2011 2012 2013 2014 2015 RBIS Long - term Target (2014 – 2018) (2) 10% - 11% (By 2018)

Fourth Quarter Overview and 2016 Outlook Fourth quarter EPS above expectations due to higher-than-expected organic sales growth and tax benefit Sales up approx. 7% on organic basis, above expectations due to PSM volume improvement in emerging markets (particularly China) and better-than-expected sales of radio-frequency identification tags Operating margin, as reported, improved 20 basis points primarily due to productivity initiatives, partially offset by higher employee-related costs and restructuring charges Adjusted operating margin improved 60 basis points Reported EPS of $0.61 (continuing operations) Adjusted EPS (non-GAAP) of $0.85 Free cash flow of $138 mil. 2016 Outlook Reported EPS of $3.15 to $3.35, including restructuring charges and non-cash charges to settle certain U.S. pension obligations Adjusted EPS (non-GAAP) of $3.65 to $3.85 on 3% to 4.5% organic sales growth Free cash flow conversion of ~100%; strong balance sheet Capital expenditures (incl. IT) of ~$200 mil.; cash restructuring costs of ~$25 mil. Continued return of cash to shareholders, while investing for future growth and productivity

4Q14 1Q15 2Q15 3Q15 4Q15 Organic Sales Change 0.5% 3.0% 3.7% 4.6% 7.1% Currency Translation (3.7)% (7.2)% (9.5)% (9.5)% (8.0)% Extra Week ~4.5% ~3.0% -- -- ~(7.5)% Product Line Divestiture -- -- (0.4)% (1.0)% (1.0)% Reported Sales Change* 1.3% (1.4)% (6.2)% (5.9)% (9.3)% Sales Trend Analysis * Totals may not sum due to rounding and other factors.

Fourth Quarter Segment Sales and Margin Analysis 4Q15 Reported Organic Sales Growth: Pressure-sensitive Materials (10)% 7% Retail Branding and Information Solutions (6)% 8% Vancive Medical Technologies (20)% (13)% Total Company (9)% 7% Adjusted As Reported* (Non-GAAP) 4Q15 4Q14 4Q15 4Q14 Operating Margin: Pressure-sensitive Materials 10.7% 10.1% 11.0% 10.6% Retail Branding and Information Solutions 4.1% 5.5% 8.4% 6.8% Vancive Medical Technologies 1.1% (20.0)% 2.2% (1.8)% Total Company 7.3% 7.1% 8.7% 8.1% * Certain prior period amounts have been revised to reflect the impact of adjustments made in the third quarter 2015 to certain of the Company’s benefit plan balances and to correct the timing of previously recorded out-of-period adjustments.

Fourth Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS (PSM) Reported sales of $1.06 bil., down approx. 10% compared to prior year Sales up approx. 7% on organic basis Sales in both Label and Packaging Materials and combined Graphics and Performance Tapes increased mid-single digits on organic basis Operating margin improved 60 basis points to 10.7% as the impact of productivity initiatives more than offset higher employee-related costs Adjusted operating margin improved 40 basis points to 11% RETAIL BRANDING AND INFORMATION SOLUTIONS (RBIS) Reported sales of $382 mil., down approx. 6% compared to prior year Sales up approx. 8% on organic basis Operating margin declined 140 basis points to 4.1% driven by higher restructuring charges Adjusted operating margin improved 160 basis points to 8.4% as the impact of productivity initiatives more than offset higher employee-related costs

2016 EPS Guidance

Reported EPS	$3.15 – $3.35
Add Back:	
Est. restructuring costs and other items	~$0.20
Est. non-cash charges to settle certain U.S. pension obligations	~$0.30
Adjusted EPS (non-GAAP)	$3.65 – $3.85

Contributing Factors to 2016 Results

- Reported net sales change of (1)% to 0.5%:
  - Organic sales growth of 3% to 4.5%
  - Foreign currency translation headwind of ~3.5% (~$25 mil. reduction to EBIT), assuming continuation of recent rates
  - Product line divestiture headwind of (0.4)% (immaterial impact to EBIT)
- Incremental savings of ~$75 mil. from restructuring actions
- Tax rate in the low to mid-thirty percent range
- Average shares outstanding (assuming dilution) of ~90 mil.

13 | Fourth Quarter and Full Year 2015 Financial Review and Analysis | February 3, 2016

AVERY DENNISON Inspired Brands. Intelligent World.

Appendix Reconciliation of Non-GAAP Financial Measures to GAAP

Organic Sales Change Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures, and, where applicable, the extra week in a fiscal year. Totals may not sum due to rounding and other factors. Avery Dennison Organic Sales Reconciliation ($ in millions) 2-Yr CAGR 4-Yr CAGR Avery Dennison 2011 2012 2013 2014 2015 Net sales $ 5,844.9 $ 5,863.5 $ 6,140.0 $ 6,330.3 $ 5,966.9 Organic sales change(1) 3.8% 4.8% 3.1% 4.6% 3.8% 4.1% Foreign currency translation -3.4% 0.1% -1.1% -8.6% Extra week impact ~1.2% ~-1.2% Product line divestiture -0.1% -0.1% -0.6% Reported sales change(2) 0.3% 4.7% 3.1% -5.7% Pressure-sensitive Materials 2011 2012 2013 2014 2015 Net sales $ 4,261.0 $ 4,257.6 $ 4,455.0 $ 4,658.1 $ 4,373.7 Organic sales change(1) 4.1% 4.7% 4.7% 5.4% 5.0% 4.7% Foreign currency translation -4.2% 0.1% -1.4% -10.3% Extra week impact ~1.2% ~-1.2% Reported sales change(2) -0.1% 4.6% 4.6% -6.1% Retail Branding & Information Solutions 2011 2012 2013 2014 2015 Net sales $ 1,510.1 $ 1,535.0 $ 1,611.1 $ 1,591.6 $ 1,520.3 Organic sales change(1) 3.1% 4.9% -1.6% 2.7% 0.5% 2.2% Foreign currency translation -1.5% 0.0% -0.6% -3.8% Extra week impact ~1.1% ~-1.1% Product line divestiture -2.3% Reported sales change(2) 1.6% 5.0% -1.2% -4.5% Vancive Medical Technologies 2011 2012 2013 2014 1H 2015 Net sales $73.8 $70.9 $73.9 $80.6 Organic sales change 2.9% 7.6% 8.4% Foreign currency translation -3.9% 1.4% 0.4% Product Line Exit -2.9% -4.8% Extra week impact 0.3% Reported sales change* -3.9% 4.2% 13.7% *Totals may not sum due to rounding and other factors.

Net Income and EPS

Net Income

($ in millions)	2011	2012	2013	2014	2015	4-Yr CAGR
As reported net income from continuing operations	$ 143.1	$ 159.5	$ 241.7	$ 247.3	$ 274.4	
Adjustments[(1)]	$ (1.4)	$ (1.9)	$ 2.6	$ 3.8	$ (0.6)	
Previously reported net income from continuing operations	141.7	157.6	244.3	251.1	273.8	
Non-GAAP adjustments, net of tax:						
Restructuring costs and other items[(2)]	$ 34.4	$ 45.0	$ 24.3	$ 46.9	$ 45.7	
Adjusted non-GAAP net income from continuing operations	$ 176.1	$ 202.6	$ 268.6	$ 298.0	$ 319.5	**16.1%**

EPS

	2011	2012	2013	2014	2015	2-Yr CAGR	4-Yr CAGR
As reported net income per common share from continuing operations, assuming dilution	$ 1.34	$ 1.54	$ 2.41	$ 2.58	$ 2.95		
Adjustments[(1)]	$ (0.01)	$ (0.02)	$ 0.03	$ 0.04	$ -		
Previously reported net income per common share from continuing operations, assuming dilution	$ 1.33	$ 1.52	$ 2.44	$ 2.62	$ 2.95		
Non-GAAP adjustments per common share, net of tax:							
Restructuring costs and other items[(2)]	$ 0.32	$ 0.44	$ 0.24	$ 0.49	$ 0.49		
Adjusted non-GAAP net income per common share from continuing operations, assuming dilution	$ 1.65	$ 1.96	$ 2.68	$ 3.11	$ 3.44	**13.3%**	**20.2%**

(1) Certain prior period amounts have been revised to reflect the impact of adjustments made to certain of the Company's benefit plan balances and to correct the timing of previously recorded out-of-period adjustments.

(2) Reflects restructuring costs and other items, tax-effected at the adjusted tax rate.

16 | Fourth Quarter and Full Year 2015 Financial Review and Analysis | February 3, 2016

AVERY DENNISON Inspired Brands. Intelligent World.

Adjusted Operating Margin – PSM Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. EBIT/EBITDA Margins by Segment ($ in millions) Avery Dennison 2011 2012 2013 2014 1H 2014 1H 2015 Net sales $5,844.9 $5,863.5 $6,140.0 $6,330.3 $3,165.9 $3,044.0 Operating income from continuing operations before interest and taxes, as reported $284.3 $310.5 $422.1 $427.7 $195.9 $230.9 Operating margin, as reported 4.9% 5.3% 6.9% 6.8% 6.2% 7.6% Non-GAAP adjustments: Restructuring costs: Severance and related costs $35.0 $49.3 $27.2 $54.7 $42.9 $30.3 Asset impairment, lease and other contract cancellation charges $8.9 $6.5 $13.1 $11.4 $2.9 $3.6 Other items $7.7 $13.0 ($3.7) $2.1 --- $8.1 Adjusted operating income from continuing operations before interest and taxes ("EBIT") (non-GAAP) $335.9 $379.3 $458.7 $495.9 $241.7 $272.9 Adjusted operating margin (non-GAAP)(1) 5.7% 6.5% 7.5% 7.8% 7.6% 9.0% ($ in millions) Pressure-Sensitive Materials 2011 2012 2013 2014 2015 2015 9 Mos. Net sales $4,261.0 $4,257.6 $ 4,455.0 $ 4,658.1 $ 4,373.7 $ 3,318.4 Operating income from continuing operations before interest and taxes, as reported $ 349.1 $ 359.7 $ 442.8 $ 434.4 $ 496.6 $ 383.2 Operating margin, as reported 8.2% 8.4% 9.9% 9.3% 11.4% 11.5% Non-GAAP adjustments: Restructuring costs: Severance and related costs $ 12.1 $ 31.5 $ 7.0 $ 38.3 $ 14.1 $ 12.4 Asset impairment, lease and other contract cancellation charges $ 7.6 $ 2.6 $ 3.8 $ 1.9 $ 3.7 $ 3.1 Other items $ 0.4 $ (0.6) $ - $ 1.4 $ (1.5) $ (1.7) Adjusted operating income from continuing operations before interest and taxes (non-GAAP) $ 369.2 $ 393.2 $ 453.6 $ 476.0 $ 512.9 $ 397.0 Adjusted operating margin (non-GAAP)(1) 8.7% 9.2% 10.2% 10.2% 11.7% 12.0% Depreciation and amortization (2) $119.1 $112.8 $113.4 $116.1 Adjusted operating income before interest, taxes, depreciation & amortization ("EBITDA") (3) $488.3 $506.0 $567.0 $592.1 Adjusted EBITDA margin 11.5% 11.9% 12.7% 12.7% (1) Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. (2) Includes indirect depreciation and amortization (primarily software) allocated to the segments on a percentage of sales basis. ($ in millions) Vancive Medical Technologies 2011 2012 2013 2014 Net sales $73.8 $70.9 $73.9 $80.6 Operating income from continuing operations before interest and taxes, as reported ($12.5) ($16.2) ($8.3) ($11.7) Operating margin, as reported -16.9% -22.8% -11.2% -14.5% Non-GAAP adjustments: Restructuring costs: Severance and related costs --- $0.7 --- --- Asset impairment, lease and other contract cancellation charges --- $0.2 $0.1 $4.2 Other items --- $3.9 --- --- Adjusted operating income from continuing operations before interest and taxes (non-GAAP) ($12.5) ($11.4) ($8.2) ($7.5) Adjusted operating margin (non-GAAP) (1) -16.9% -16.1% -11.1% -9.3% Depreciation and amortization (2) $4.4 $4.3 $4.1 $4.2 Adjusted operating income before interest, taxes, depreciation & amortization ("EBITDA") (3) ($8.1) ($7.1) ($4.1) ($3.3) Adjusted EBITDA margin -11.0% -10.0% -5.6% -4.1% (1) Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. (2) Includes indirect depreciation and amortization (primarily software) allocated to the segments on a percentage of sales basis. (3) Adjusted EBITDA refers to earnings before interest expense, taxes, depreciation, and amortization, excluding restructuring costs and other items.

Adjusted Operating Margin – RBIS Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. RBIS EBIT/EBITDA (2008 - 2013) ($ in millions) Retail Branding and Information Solutions 2011 2012 2013 2014 2015 2015 9 Mos. Net sales $ 1,510.1 $ 1,535.0 $ 1,611.1 $ 1,591.6 $ 1,520.3 $ 1,138.7 Operating income from continuing operations before interest and taxes, as reported $ 42.1 $ 53.3 $ 81.7 $ 87.9 $ 70.0 $ 54.3 Operating margin, as reported 2.8% 3.5% 5.1% 5.5% 4.6% 4.8% Non-GAAP adjustments: Restructuring costs: Severance and related costs $ 18.1 $ 14.4 $ 19.9 $ 16.0 $ 34.3 $ 18.7 Asset impairment, lease and other contract cancellation charges $ 1.3 $ 3.4 $ 8.6 $ 5.3 $ 1.6 $ 0.7 Other items $ (1.6) $ 7.0 $ (8.5) $ 0.7 $ 10.0 $ 10.0 Adjusted operating income from continuing operations before interest and taxes ("EBIT") (non-GAAP) $ 59.9 $ 78.1 $ 101.7 $ 109.9 $ 115.9 $ 83.7 Adjusted operating margin (non-GAAP)(1) 4.0% 5.1% 6.3% 6.9% 7.6% 7.4% Depreciation and amortization(2) $96.5 $93.9 $86.7 $81.4 Adjusted operating income before interest, taxes, depreciation & amortization ("EBITDA")(3) $156.4 $172.0 $188.4 $191.3 Adjusted EBITDA margin 10.4% 11.2% 11.7% 12.0% (1) Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. (2) Includes indirect depreciation and amortization (primarily software) allocated to the segments on a percentage of sales basis.

Return on Total Capital (ROTC) Certain prior period amounts have been revised to reflect the impact of adjustments made to certain of the Company's benefit plan balances and to correct the timing of previously recorded out-of-period adjustments. Interest expense, net of tax benefit excludes the effect of these adjustments. ROTC ($ in millions) Avery Dennison 2013 2014 2015 2015 low 2015 high As reported net income from continuing operations $ 247.3 $ 274.4 Adjustments(1) $ 3.8 $ (0.6) Previously reported net income from continuing operations $ 251.1 $ 273.8 Non-GAAP adjustments, net of tax: Restructuring costs and other items $ 46.9 $ 45.7 Adjusted non-GAAP net income from continuing operations $ 298.0 $ 319.5 $288.0 $317.4 Interest Expense, net of tax benefit(1) $ 43.6 $ 40.6 $45.2 $45.9 Effective Tax Rate 31.1% 32.9% 34.0% 33.0% Adjusted non-GAAP net operating profit after taxes from continuing operations $ 341.6 $ 360.1 $333.2 $363.3 Total Debt $1,021.5 $ 1,144.4 $ 1,058.9 $1,234.4 $1,234.4 Shareholders' Equity(1) $1,468.1 $ 1,047.7 $ 965.7 $993.7 $993.7 Return on Total Capital (ROTC) 14.6% 17.1% 15.7% 17.1%

Net Debt to Adjusted EBITDA Certain prior period amounts have been revised to reflect the impact of adjustments made in third quarter 2015 to certain of the Company's benefit plan balances and to correct the timing of previously recorded out-of-period adjustments. Prior period amounts have been reduced due to a reclassification of certain liquid short-term bank drafts with maturities greater than 90 days to other current assets. Net Debt to Adjusted EBITDA: 2015 4-pt ($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Avg. Net sales $ 1,550.1 $ 1,615.8 $ 1,559.6 $ 1,604.8 $ 1,528.0 $ 1,516.0 $ 1,468.1 $ 1,454.8 Operating income from continuing operations before interest and taxes, as reported $ 102.7 $ 92.2 $ 114.5 $ 114.7 $ 115.3 $ 116.6 $ 130.8 $ 106.7 Adjustments(1) $ 0.5 $ 0.5 $ 2.1 $ 0.5 $ (0.5) $ (0.5) $ - $ - Operating income from continuing operations before interest and taxes, previously reported $ 103.2 $ 92.7 $ 116.6 $ 115.2 $ 114.8 $ 116.1 $ 130.8 $ 106.7 Non-GAAP Adjustments: Restructuring costs: Severance and related costs $ 7.0 $ 35.9 $ 5.1 $ 6.7 $ 13.5 $ 16.8 $ 4.7 $ 17.5 Asset impairment, lease and other contract cancellation charges $ 0.3 $ 2.6 $ 1.6 $ 6.9 $ 0.4 $ 3.2 $ 1.9 $ 1.5 Other items $ - $ - $ 1.1 $ 1.0 $ 0.4 $ 7.7 $ 0.4 $ 0.3 Adjusted EBIT (non-GAAP) $ 110.5 $ 131.2 $ 124.4 $ 129.8 $ 129.1 $ 143.8 $ 137.8 $ 126.0 Depreciation $ 33.6 $ 32.4 $ 33.0 $ 36.5 $ 33.2 $ 31.7 $ 30.4 $ 29.9 Amortization $ 16.4 $ 17.0 $ 16.1 $ 16.6 $ 16.1 $ 15.7 $ 15.7 $ 15.6 Adjusted earnings before interest, taxes, depreciation & amortization ("EBITDA") $ 160.5 $ 180.6 $ 173.5 $ 182.9 $ 178.4 $ 191.2 $ 183.9 $ 171.5 Total Debt $ 1,112.5 $ 1,167.1 $ 1,106.8 $ 1,144.4 $ 1,206.0 $ 1,146.9 $ 1,049.0 $ 1,058.9 Less: Cash and cash equivalents(2) $ 203.9 $ 220.8 $ 186.1 $ 207.2 $ 189.0 $ 225.7 $ 143.8 $ 158.8 Net Debt $ 908.6 $ 946.3 $ 920.7 $ 937.2 $ 1,017.0 $ 921.2 $ 905.2 $ 900.1 Net Debt to Adjusted LTM* EBITDA ( Non-GAAP) 1.4 1.3 1.2 1.2 1.3 *LTM = Last twelve months 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 4Q14 4Q14 YTD Depreciation 33.6 66 99 135.5 33.2 64.9 95.3 125.2 QTD Depreciation 33.6 32.4 33 36.5 33.2 31.7 30.4 29.9 YTD Amortization 16.4 33.4 49.5 66.1 16.1 31.8 47.5 63.1 QTD Amortization 16.4 17 16.1 16.6 16.1 15.7 15.7 15.6

Free Cash Flow Prior year amounts have been reduced due to a reclassification of certain liquid short-term bank drafts with maturities greater than 90 days to other current assets. Free Cash Flow ($ in millions) 4-Yr Avg. Avery Dennison 2012 2013 2014 2015 Net cash provided by operating activities(1) $ 513.4 $ 319.6 $ 354.9 $ 473.7 Purchases of property, plant and equipment $ (99.2) $ (129.2) $ (147.9) $ (135.8) Purchases of software and other deferred charges $ (59.1) $ (52.2) $ (27.1) $ (15.7) Proceeds from sales of property, plant and equipment $ 4.2 $ 38.7 $ 4.3 $ 7.6 (Purchases) sales of investments, net $ (6.7) $ 0.1 $ 0.3 $ (0.5) Charitable contribution to Avery Dennison Foundation utilizing proceeds from divestitures $ - $ 10.0 $ - $ - Discretionary contributions to pension plans utilizing proceeds from divestitures $ - $ 50.1 $ - $ - Plus (minus): divestiture-related payments and free cash outflow (inflow) from discontinued operations $ (49.7) $ 92.7 $ 0.2 $ 0.1 Free Cash Flow - Continuing Operations $ 302.9 $ 329.8 $ 184.7 $ 329.4 $ 286.7

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